FY18 Financial Results Conference Call & Webcast February 28, 2019

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2018 filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Introduction 3 Rare Disease Day – February 28, 2019 Rare Disease Day 2019 is “Bridging Health and Social Care”

Introduction 4

Amicus Highlights

GALAFOLD'S EXTRAORDINARY LAUNCH SUCCESS

- 650+ Patients and $91.2M Global Sales in FY18
- FY19 Guidance of $160M-$180M
- $500M Potential Sales by 2023
- $1B+ Addressable Market Opportunity by 2028

AT-GAA IN POMPE: POTENTIAL TO BECOME STANDARD OF CARE

- Continued Strength of Clinical Data
- Granted Breakthrough Therapy Designation
- Multiple Data Expected Throughout 2019
- 100+ Pompe Patients on AT-GAA by YE19
- $1B-$2B+ Market Opportunity

LEADING GENE THERAPY PORTFOLIO IN RARE METABOLIC DISEASES

- Pipeline of 14 Gene Therapies
- 2 Clinical Stage Programs
- Established Global Research and Gene Therapy Center of Excellence in Philadelphia
- $1B+ Peak Recurring Market Opportunity

FINANCIAL STRENGTH

- $500M+ Cash at 12/31/18 (runway into mid-2021)
- Growing Contribution from Galafold Revenues

2023 VISION

- 5,000+ Lives Transformed
- $1B+ in Revenue
- Leading Global Rare Disease Biotech

Amicus Therapeutics

Introduction 5 2019 Key Strategic Priorities 1 Nearly double annual revenue for Galafold (guidance $160M-$180M) Complete enrollment in AT-GAA Pivotal Study (PROPEL) and 2 report additional Phase 1/2 data Report additional 2-year clinical results in CLN6-Batten disease and 3 complete enrollment in ongoing CLN3-Batten disease Phase 1/2 study Establish preclinical proof of concept for Fabry and Pompe gene 4 therapies 5 Maintain strong financial position

Galafold® (migalastat) Global Launch… …taking a leadership role in the treatment of Fabry disease “We push ideas as far and as fast as possible” - Amicus Belief Statement

Galafold: Precision Medicine for Fabry Disease 7

Galafold Snapshot (as of December 31, 2018)

One of the Most Successful Rare Disease Launches


Galafold™
(migalastat) capsules
123 mg
Lift to open
Amicus

- **$91.2M** FY18 Galafold Revenue
- **$160-180M** FY19 Global Galafold Rev. Guidance
- **Geographic Expansion in 2019**
- **Galafold™ (migalastat)**
- **24** Countries with Pricing & Reimbursement
- **8** Regulatory Approvals: Australia, Canada, EU, Israel, Japan, S. Korea, Switzerland , U.S.
- **348** Amenable Variants in U.S. Label

Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

Amicus Therapeutics

Galafold: Precision Medicine for Fabry Disease 8 Galafold Success and FY18 Galafold Revenue Guidance On Track to Nearly DOUBLE Revenue Again and Serve 1,000+ Patients in 2019 $160M-180M Guidance $91.2M $32.6M $36.9M $20.6M $80$21.3M-90M $4.9M $16.7M FY16 FY17 FY18 FY19

Galafold: Precision Medicine for Fabry Disease
9

Total Amenable Patient Population ("TAPP")

Estimate based on 35% - 50% amenability

$1B+ Addressable Market Opportunity by 2028


2017
2018
2028

EU & ROW Only

TAPP: 2,000-3,000

Today

WORLDWIDE*
(U.S. & Japan Added)

TAPP: 3,800-5,500

Peak Potential

WORLDWIDE

Diagnosis continues at current rate

TAPP: 4,200-6,000

Upside Potential

WORLDWIDE

Diagnosis grows due to newborn screening in U.S. & Japan

TAPP: 4,700-6,750

*WORLDWIDE includes total amenable patient population in all Fabry ERT commercial markets today Estimated effect of newborn screening on adult diagnostic rate.

Amicus Therapeutics

AT-GAA Novel ERT for Pompe Disease “We encourage and embrace constant innovation” - Amicus Belief Statement

AT-GAA for Pompe Disease 11 AT-GAA: Breakthrough Therapy Designation U.S. FDA Granted BTD to AT-GAA in Late-Onset Pompe Disease (LOPD) BTD Criteria • Intended to treat a serious or life threatening disease or condition • Preliminary clinical evidence indicates drug may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints AT-GAA BTD Based on Ph 1/2 Clinical Efficacy • Improvements in 6-minute walk distance • Comparison to natural history of treated patients BTD Features • Intensive guidance on an efficient drug development program • Potential Rolling BLA • Organizational commitment involving senior managers • Potential for Priority Review • All Fast Track program features

AT-GAA for Pompe Disease 12 AT-GAA: 2019 Objectives Advance AT-GAA for as Many Patients Worldwide as Quickly as Possible  Additional Phase 1/2 Data (up to 24 Months)  Breakthrough Therapy Designation • Enroll PROPEL study (n=100) • Present additional Phase 1/2 data (Cohort 4) • Report natural history study data • Initiate supportive studies • Advance agreed upon CMC requirements to support BLA

Gene Therapy Pipeline “We have a duty to obsolete our own technologies” - Amicus Belief Statement

Amicus Pipeline 14

A RARE PORTFOLIO.

	DISCOVERY	PRECLINICAL	PHASE 1/2	PHASE 3	REGULATORY	COMMERCIAL
Fabry Franchise						
Galafold® (migalastat) monotherapy						
Fabry Gene Therapy	PENN					
Pompe Franchise						
AT-GAA (Novel ERT + Chaperone)						
Pompe Gene Therapy	PENN					
Batten Franchise – Gene Therapies						
CLN6 Batten Disease	NCH					
CLN3 Batten Disease	NCH					
CLN8 Batten Disease	NCH					
CLN1 Batten Disease	NCH					
Rare CNS and Other Gene Therapies						
CDKL5 Deficiency Disorder GTx / ERT	PENN					
Niemann-Pick Type C (NPC)	NCH					
Tay-Sachs Disease	NCH					
Wolman Disease	NCH					
Other	NCH / PENN					

Advancing one of the **most robust rare disease portfolios** in biotechnology

Amicus Therapeutics

Amicus Gene Therapy Programs 15 Leading LSD Gene Therapy Portfolio Multiple Platforms Provide 14 Gene Therapy Programs and R&D Engine for Future Growth Gene Therapy Anticipated Milestones 2-Year CLN6 Batten Disease Phase 1/2 Data (Mid- 2019) CLN3 Batten Disease Phase 1/2 Study Enrolling CLN8 and CLN1 Batten Disease Preclinical Studies Underway Fabry and Pompe Preclinical Studies in Progress Engines for Future Growth

Amicus Gene Therapy Programs 16 Amicus Global Research and Gene Therapy Center of Excellence in Philadelphia Strengthens Amicus Capabilities as a Leading Global Rare Disease Biotechnology Company in Burgeoning Hub for Medical Breakthroughs » New 75,000 sqft state-of-the-art facility » Located in uCity Square Adjacent to Penn Campus » Global Amicus science organization and gene therapy leadership team headquarters » Co-led by Jeff Castelli, PhD, Chief Portfolio Officer and Head of Gene Therapy and Hung Do, PhD, CSO » Initial group occupying temporary space » Permanent space to eventually hold ~200 employees Artist rendering

Milestones “We have a duty to obsolete our own technologies” - Amicus Belief Statement

Upcoming Milestones 18

Anticipated Milestones: 2019

Well-Positioned to Create Significant Value for Shareholders and Patients in 2019

Galafold: Fabry Disease

- FY19 revenue guidance $160M-$180M
- Growth in existing markets
- Expansion into new markets
- Diagnostic initiatives

AT-GAA: Pompe Disease

- ✓ Additional Phase 1/2 data (21 and 24 months)
- ✓ Breakthrough therapy designation (BTD) in LOPD
- PROPEL pivotal study enrollment (n=100)
- Additional Phase 1/2 data (Cohort 4)
- Natural history study data
- Additional supportive studies
- Advance CMC requirements to support BLA

Gene Therapy Programs

- Ongoing CLN3 Batten disease Phase 1/2 study enrollment
- Additional 2-year data from CLN6 Batten disease Phase 1/2 study
- Preclinical proof of concept for Fabry, Pompe and CDD
- Preclinical work across additional neurologic LSDs

Amicus Therapeutics

A Rare Company Commercial Organizational Strength “We are business led and science driven” - Amicus Belief Statement

Commercial Organizational Strength
20

Global Footprint

Global operations in place across the largest rare disease markets

- **150+** employees supporting our global Galafold business
  - ~100 in Commercial
  - ~50 in Medical Affairs
- **11** countries with offices, including US, EU5, Japan
- **20** countries with direct presence (Amicus personnel)
- **24** markets with reimbursement
- **27** markets with Amicus presence (direct or distributor)


North America
EU
ROW
APAC

Amicus Therapeutics

Commercial Organizational Strength

21

Experienced Passionate Commercial Team

Proven global capabilities driving Galafold's extraordinary launch success

Experience in Rare Disease Drug Launch

Diverse Background and Experiences

Passion for Patients



Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

Commercial Organizational Strength

22

An Innovative Product

Novel Mechanism, Precision Medicine, Commercial Execution

Product

- Differentiated product profile – first oral treatment option
- Rapid determination of amenability (website)
- Driving science through Publications, FollowMe Registry and Post Marketing Studies


Galafold™
(migalastat) capsules
123 mg

Execution

- Clear launch focus on priority patient segments
- Efficient outreach to key Fabry disease centers
- Strong education efforts on importance of genotype



Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

Amicus Therapeutics

Commercial Organizational Strength 23 Market Access Our medicines must be fairly priced and broadly accessible.” - Amicus Founding Belief . Proven patient-centric strategy of ensuring fair price and broad accessibility . Rapid, successful reimbursement in global markets . Amicus assist™ patient support program . Amicus PROMISE to limit price increases to consumer inflation . Amicus “pledge” to reinvest until there’s a cure Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable mutation/variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

Financial Summary Full Year Ended December 31, 2019 “Maximizing Value for Shareholders is the Foundation for Our Future Successes” - Amicus Belief Statement

Financial Summary 25 FY18 Select Financial Results FY18 Revenue of $91.2M Primarily from International Galafold Sales Dec. 31, 2018 (in thousands, except per share data) Dec. 31, 2017 Product revenue 91,245 36,930 Cost of goods sold 14,404 6,236 R&D expense 270,902* 149,310 SG&A expense 127,200 88,671 Changes in fair value of contingent consideration 3,300 (234,322) Loss on impairment of assets - 465,427 Loss from operations (328,777) (441,985) Income tax benefit 94 165,119 Net loss (348,995) (284,002) Net loss per share (1.88) (1.85) *Inclusive of upfront payment of $100 million for the Celenex asset acquisition

Financial Summary 26

Financial Summary and Guidance

Strong Balance Sheet with $500M+ Cash at 12/31/18 - Cash Runway into 2021

FINANCIAL POSITION	December 31, 2018
Cash	~$504M
Cash Runway	Into at least mid-2021
CAPITALIZATION	
Shares Outstanding	189,383,924
FINANCIAL GUIDANCE	
Projected YE 2019 Cash Balance	~$300M
Galafold Revenue Guidance	$160M-$180M

Amicus Therapeutics

Closing 27 Impacting Lives >350 Patients* | ~$36M Global Sales >700 Patients* | ~$91M1 Global Sales 5,000 Patients* | $1B Global Sales YE17 YE18 2023 *Clinical & commercial, all figures approximate 1Preliminary unaudited

Appendix

AT-GAA for Pompe Disease 29 Pompe Patient Experience in Phase 1/2 Clinical Study (ATB200-02) Consistent and Durable Responses Across Key Measures of Safety, Functional Outcomes and Biomarkers in both ERT-Switch and ERT-Naïve Pompe Patients out to Month 18 6-Minute Walk Test (m) Change at Month 24a,b Cohort Baseline (n=10) (n=8) Mean (SD) Cohort 1 397.2 +53.6 ERT-Switch Ambulatory (96.8) (36.4) Change at Month 21 Cohort Baseline (n=5) (n=5) Mean (SD) Cohort 3 399.5 +54.8 ERT-Naïve (83.5) (34.7) FVC (% Predicted) Change at Month 24a,b,c Cohort Baseline (n=9*) (n=7) Mean (SD) Cohort 1 52.6 -0.6 ERT-Switch Ambulatory* (14.7) (2.8) Change at Month 21 Cohort Baseline (n=5) (n=5) Mean (SD) Cohort 3 53.4 +6.1 ERT-Naïve (20.3) (9.7) aOne patient in Cohort 1 discontinued from study (withdrew consent) before Month 24. bAt the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24. cBaseline FVC missing for 1 patient in Cohort 1

AT-GAA for Pompe Disease 30 PROPEL (ATB200-03) Study Design 52-Week Primary Treatment Period Long-Term Extension (Double-Blind) (Open-Label) Participants with Late-Onset AT-GAA Pompe Disease Bi-Weekly ~100 Patients AT-GAA 90 Clinical Sites Worldwide Bi-weekly Standard of Care ERT-Switch ERT-Naïve Bi-Weekly Primary Endpoint: 6-Minute Walk Test at Week 52 Multiple Secondary Endpoints

Thank You “Our passion for making a difference unites us” -Amicus Belief Statement